Janus Aspen Series

Janus Henderson U.S. Low Volatility Portfolio

(the “Portfolio”)

Supplement dated February 3, 2022

to Currently Effective Prospectuses

and Statement of Additional Information

Janus Henderson Group plc (“Janus Henderson”) announced today that it has made the strategic decision to sell its majority interest in Intech Investment Management LLC (“Intech”), the subadviser to the Portfolio. Following the completion of the transaction, anticipated during the first half of 2022, Intech will be privately owned. In announcing the transaction, Janus Henderson stated that the transaction is expected to enable both organizations to refocus on their key value propositions: Janus Henderson on providing active, fundamental investing and Intech on delivering quantitative investment solutions for institutional investors.

Janus Henderson Investors US LLC, the investment adviser to the Portfolio, and Intech, as the subadviser, are assessing options with respect to the continued management of the Portfolio and will announce to shareholders any proposed changes regarding the Portfolio at the conclusion of such assessment. Intech will continue to provide subadvisory services to the Portfolio in the interim.

Please retain this Supplement with your records.